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                                                                    EXHIBIT 32.2

    CERTIFICATION PURSUANT TO 18 UNITED STATES CODE SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Edward L. Pierce, Director, Executive Vice President and Chief Financial Officer of BindView Development Corporation (the "Company"), certify that (i) the Company's Form 10-Q for the quarter ended March 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-Q for the quarter ended March 31, 2004 fairly presents, in all material respects, the financial condition and the results of operations of the Company.

By       /s/ EDWARD L. PIERCE
         -----------------------------
         Edward L. Pierce
         Director, Executive Vice President and
         Chief Financial Officer
         May 14, 2004


     A signed original of the foregoing certification has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.